SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                    _________________________

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  January 29, 1998


                        AlliedSignal Inc.
------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Delaware                      1-8974              22-2640650
   --------------                ------------              -------------
  (State or other                (Commission             (I.R.S.Employer
  jurisdiction of                File Number)           Identification No.)
  incorporation)


          101 Columbia Road
           P.O. Box 4000
       Morristown, New Jersey                                   07962-2497
  ----------------------------------------                     ------------
  (Address of principal executive offices)                      (Zip Code)


  Registrant's telephone number, including area code:  (973) 455-2000

Item 5.   Other Events.
          -------------

     On January 29, 1998, AlliedSignal Inc. (the "Company") and
Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Salomon
Brothers Inc executed and delivered an Underwriting Agreement with respect to the offer and sale of the Company's 6.20% Notes
Due February 1, 2008 (the "Notes"). Attached hereto as Exhibits 1 and 4 are copies of the applicable Underwriting Agreement and the form of the Notes certificate.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS:

      The exhibits listed below relate to the Registration
Statements (No. 33-64245 and 33-14071) on Form S-3 of the Registrant and are filed herewith for incorporation by reference in such Registration Statements.

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

1 Underwriting Agreement dated January 29, 1998 between the Registrant and Goldman, Sachs
                              & Co., J.P. Morgan Securities Inc. and Salomon Brothers Inc.

4                             Form of 6.20% Notes Due
                              February 1, 2008 of the Registrant.

                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AlliedSignal Inc.
                                   (Registrant)



Date:  February 2, 1998            By:/s/ Peter M. Kreindler
                                   -----------------------------
                                   Peter M. Kreindler
                                   Senior Vice President,
                                   General Counsel and Secretary